SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: February 25, 1999
(Date of earliest event reported)

            Commission File No. 333-65481




                      Norwest Asset Securities Corporation
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        Delaware                                   52-1972128
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(State of Incorporation)                I.R.S. Employer Identification No.




7485 New Horizon Way, Frederick Maryland                           21703
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 Address of principal executive offices                         (Zip Code)





                                 (301) 846-8881
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               Registrant's Telephone Number, including area code




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         (Former name, former address and former fiscal year, if changed since last report)





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            ITEM 5.     OTHER EVENTS
                        ------------

            On February 25, 1999, Norwest Asset Securities Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 1999-5, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-R, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $446,044,000. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of February 25, 1999, among the Registrant, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer" or "Norwest Bank") and First Union National Bank, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 1999-5, Class A-PO Certificates, having an aggregate initial principal balance of $1,840,080.96, and Class B-4, Class B-5 and Class B-6 Certificates, having an aggregate initial principal balance of $2,251,244.53 (the "Private Class B Certificates" and, together with the Class A-PO Certificates and the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

            As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.09% undivided interest in a trust fund (the "Trust Estate"), consisting principally of a pool of fixed interest rate, conventional, monthly pay, fully-amortizing, one-to four-family residential first mortgage loans, other than the Fixed Retained Yield (as defined in the Agreement), which may include loans secured by shares issued by cooperative housing corporations. The remaining undivided interests in the Trust Estate are evidenced by the Class A-PO and Private Class B Certificates distributions on which are subordinated to distributions on the Offered Certificates and the Class A-PO Certificates.

            Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

            An election will be made to treat the Trust Estate as a REMIC for federal income tax purposes (the "REMIC"). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-PO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be treated as "regular interests" in the REMIC and the Class A-R Certificate will be treated as the "residual interest" in the REMIC.



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            ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c)  Exhibits

            Item 601(a) of Regulation S-K

       EXHIBIT NO.                             DESCRIPTION
----------------------          -------------------------------------------
       (EX-4)                   Pooling and Servicing  Agreement,  dated as
                                of February 25, 1999,  among  Norwest Asset
                                Securities   Corporation,    Norwest   Bank
                                Minnesota,  National  Association and First
                                Union National Bank, as trustee.



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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NORWEST ASSET SECURITIES CORPORATION

            February 25, 1999



                                          By:  /S/ ALAN MCKENNEY
                                             -----------------------
                                             Alan S. McKenney
                                             Vice President



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                                INDEX TO EXHIBITS




                                                                  PAPER (P) OR
EXHIBIT NO.               DESCRIPTION                            ELECTRONIC (E)
---------------           -----------                           ----------------

(EX-4)                    Pooling and Servicing                        E
                          Agreement, dated as of February
                          25, 1999 among Norwest Asset
                          Securities Corporation,  Norwest
                          Bank Minnesota, National Association
                          and First Union National Bank, as
                          trustee.